UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 19, 2012

SIMON PROPERTY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14469	04-6268599
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

225 WEST WASHINGTON STREET
INDIANAPOLIS, INDIANA	46204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  317.636.1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  Entry into a Material Definitive Agreement.

On September 19, 2012, Simon Property Group, Inc. (the “Company”), Simon Property Group, L.P. (the “Operating Partnership”) and The Melvin Simon Family Enterprises Trust (the “Trust”), as selling stockholder, entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriter”) in connection with the offering and sale of 5,873,620 shares of the Company’s common stock (the “Shares”) owned by the Trust.  The offering is expected to close on September 25, 2012.  The Company will not receive any of the proceeds of the sale of the Shares.

The offering of the Shares was made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-179874), the prospectus dated March 2, 2012, and the related prospectus supplement dated September 19, 2012.

The Company registered the offering and sale of the Shares pursuant to the terms of the registration rights agreement (the “Registration Rights Agreement”) dated September 24, 1998 among the Company, the Operating Partnership and the persons named as “Holders” therein.

Copies of the Underwriting Agreement and Registration Rights Agreement are attached hereto as Exhibit 1.1 and Exhibit 4.1, respectively, and are incorporated herein by reference.

ITEM 3.02  Unregistered Sales of Equity Securities.

The Shares were issued to the Trust on September 19, 2012, in consideration for the exchange of 6,526,245 units of limited partnership interest in the Operating Partnership owned by the Trust in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to the exemption provided by Section 4(a)(2) thereof.

The information disclosed above with respect to Item 1.01 is incorporated by reference in further response to this Item.

ITEM 7.01  Regulation FD Disclosure.

On September 19, 2012 and September 20, 2012, the Company issued press releases relating to the offering of the Shares.  Copies of the press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

ITEM 8.01  Other Events

In connection with the offering and sale of the Shares by the Trust, as described in response to Item 1.01 of this Current Report on Form 8-K, the following exhibits are filed herewith in order to be incorporated by reference into the Registration Statement, the base prospectus and the prospectus supplement:  (i) the Underwriting Agreement (Exhibit 1.1 to this Current Report on Form 8-K), (ii) the opinion of counsel with respect to the validity of the Shares sold in the offering (Exhibit 5.1 to this Current Report on Form 8-K) and (iii) the opinion of counsel with respect to tax matters related to the offering (Exhibit 8.1 to this Current Report on Form 8-K).

ITEM 9.01  Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 1.1

Underwriting Agreement, dated as of September 19, 2012, among Simon Property Group, Inc., Simon Property Group, L.P., Merrill Lynch, Pierce, Fenner & Smith Incorporated and The Melvin Simon Family Enterprises Trust.

Exhibit 4.1

Registration Rights Agreement dated as of September 24, 1998 (incorporated by reference to Exhibit 4.4 to the Current Report on Form 8-K filed by Simon Property Group, Inc. on October 9, 1998) (SEC File No. 001-14469).

Exhibit 5.1	Opinion of Faegre Baker Daniels LLP.

Exhibit 8.1	Opinion of Faegre Baker Daniels LLP regarding tax matters.

Exhibit 23.1	Consent of Faegre Baker Daniels LLP (contained in Exhibits 5.1 and 8.1 hereto).

Exhibit 99.1	Press release issued by Simon Property Group, Inc. on September 19, 2012.

Exhibit 99.2	Press release issued by Simon Property Group, Inc. on September 20, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 21, 2012

SIMON PROPERTY GROUP, INC.

	By:	/s/ Steven K. Broadwater
Steven K. Broadwater
Senior Vice President and
Chief Accounting Officer